UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 13, 2009

Cabot Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-5667	04-2271897
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Two Seaport Lane, Suite 1300, Boston, Massachusetts		02210-2019
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	617-345-0100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 20, 2009, Cabot Corporation announced that Eduardo E. Cordeiro has been appointed Chief Financial Officer to succeed Jonathan P. Mason, Executive Vice President and Chief Financial Officer of Cabot Corporation, who advised the Company on January 13, 2009 of his decision to leave the Company for another position. The changes will be effective on February 13, 2009. A copy of Cabot's press release making this announcement is attached as Exhibit 99.1 to this Report.

Mr. Cordeiro, 41, joined Cabot in 1998 as Manager of Corporate Planning and served in that position until January 2000. Mr. Cordeiro was Director of Finance and Investor Relations from January 2000 to March 2002, Corporate Controller from March 2002 to July 2003, General Manager of the Fumed Metal Oxides Business from July 2003 to January 2005 and General Manager of the Supermetals Business from January 2005 to May 2008. Mr. Cordeiro also co-managed Cabot Superior Micropowders from November 2004 to May 2008. He has been responsible for Cabot's Corporate Strategy function since May 2008. Mr. Cordeiro was appointed Vice President in March 2003.

Mr. Cordeiro does not have a written employment agreement and his compensation arrangements are determined by the Compensation Committee of Cabot's Board of Directors.

Under Cabot's long-term incentive compensation program, employees are permitted to satisfy any withholding tax due upon the vesting of shares of purchased restricted stock by selling a portion of that stock back to Cabot. These shares are sold to Cabot at a per share price equal to the closing price of Cabot common stock on the date the shares vest. In May 2008, Mr. Cordeiro sold shares of common stock with an aggregate value of $264,592 to Cabot to satisfy his withholding tax obligations on shares of restricted stock that vested in May 2008.

There is no arrangement or understanding between Mr. Cordeiro and any other person pursuant to which he was appointed Chief Financial Officer of Cabot.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cabot Corporation

January 20, 2009	By:	Patrick M. Prevost

Name: Patrick M. Prevost
Title: Chief Executive Officer and President

Top of the Form

Exhibit Index

Exhibit No.	Description

99.1	Press release issued by Cabot Corporation on January 20, 2009